SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 12, 2001



                             UNICAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)



         DELAWARE                    001-13973                  65-0788314
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


   Aventura Corporate Center 20801 Biscayne Boulevard,
            Suite 403, Aventura, Florida                           33180
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     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000


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       (Former name or former address, if changed since last report)




Item 5.  Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with substantially all of its direct and indirect subsidiaries (the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case Nos. 00-B-42719 through 00-B-42838 Jointly Administered (the "Bankruptcy Cases"), on December 11, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

      Due to the Chapter 11 proceeding, the Company will not file its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company and the other Debtors are filing with the Bankruptcy Court the Monthly Report of Cash Receipts and Disbursements (the "Cash Flow Report"), a Plan of Reorganization for the Company and its Affiliates (the "Plan of Reorganization") and a Disclosure Statement relating to the Plan of Reorganization (the "Disclosure Statement"). As previously reported, the Company intends to file with the Securities and Exchange Commission (the "SEC"), each under the cover of a Form 8-K, the Monthly Cash Flow Report filed with the Bankruptcy Court.

      On December 12, 2001, the Bankruptcy Court approved the Disclosure Statement and the solicitation procedures for the Plan of Reorganization, pursuant to its order dated December 12, 2001 (the "Disclosure Statement Approval Order"). On the same day, the Company filed its Second Amended and Restated Plan of Reorganization with the Bankruptcy Court. As stated in the Disclosure Statement Approval Order, the Bankruptcy Court scheduled the confirmation hearing for January 9, 2002, 2:00 pm (Eastern Time), and the deadline for ballots on the Plan, objections to the Plan and completing all discovery relating to the Plan objections is January 4, 2002 at 12:00 noon (Eastern Time). All ballots and Plan objections must be received by that time, under the instructions set forth in the Disclosure Statement Approval Order, in the notice of the approval of the Disclosure Statement, and in the instructions accompanying the ballots.

      Exhibit 99.1 to the Current Report on Form 8-K contains the text of the Disclosure Statement Approval Order (without exhibits). Exhibits 99.2 and 99.3 contain the text of the notice of the approval of the Disclosure Statement and a notice of non-voting status being sent to the Company's equity holders and certain "Zero Dollar" creditors.

      Exhibit 99.4 to this Current Report on Form 8-K contains the text of the Disclosure Statement. The Disclosure Statement includes six exhibits:

      Exhibit 1 - Second Amended and Restated of Reorganization of UniCapital
                  Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
      Exhibit 2 - Subjects of Investigation and Potential Defendants in
                  Litigation by the Debtors
      Exhibit 3 - Summary of Possible Sales Tax Exposure
      Exhibit 4 - Schedule of Collateral Values
      Exhibit 5 - Projections and accompanying footnotes
      Exhibit 6 - Liquidation Analysis

These six exhibits are attached to this current Report on Form 8-k as Exhibits
99.5 through 99.10.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

      99.1 Order (A) approving the Debtors' Disclosure Statement and form of ballots; (B) Scheduling hearing on confirmation of the Plan and establishing a deadline and procedures for filing; (C) establishing a deadline and procedures for temporary allowance of claims for voting purposes; and (D) establishing a voting deadline for receipt of ballots
      99.2 Notice of (A) approval of Disclosure Statement; (B) Hearing on confirmation of Plan of Reorganization; (C) deadline for filing objections to confirmation of the Plan; (D) deadline and procedures for temporary allowance of claims and (E) voting deadline for receipt of ballots
      99.3 Notice of non-voting status and release provisions in Debtors' Plan of Reorganization for Holders of Interests in Class 8(UniCapital Equity Interests) and certain zero dollar creditors
      99.4 Disclosure Statement Relating to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
      99.5 Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
      99.6 Subjects of Investigation and Potential Defendants in Litigation by the Debtors
      99.7  Summary of Possible Sales Tax Exposure
      99.8  Schedule of Collateral Values

      99.9  Projections and accompanying footnotes
      99.10 Liquidation Analysis


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNICAPITAL CORPORATION


                                            By:  /s/ E. Talbot Briddell
                                                 ------------------------------
                                                 Name:  E. Talbot Briddell
                                                 Title: Chief Executive Officer


Dated:  December 19, 2001




                                  EXHIBIT INDEX


Exhibit No.    Document Description
-----------    --------------------

99.1 Order (A) approving the Debtors' Disclosure Statement and form of ballots; (B) Scheduling hearing on confirmation of the Plan and establishing a deadline and procedures for filing; (C) establishing a deadline and procedures for temporary allowance of claims for voting purposes; and (D) establishing a voting deadline for receipt of ballots
99.2 Notice of (A) approval of Disclosure Statement; (B) Hearing on confirmation of Plan of Reorganization; (C) deadline for filing objections to confirmation of the Plan; (D) deadline and procedures for temporary allowance of claims and (E) voting deadline for receipt of ballots
99.3 Notice of non-voting status and release provisions in Debtors' Plan of Reorganization for Holders of Interests in Class 8(UniCapital Equity Interests) and certain zero dollar creditors
99.4 Disclosure Statement Relating to Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.5 Second Amended and Restated Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.6 Subjects of Investigation and Potential Defendants in Litigation by the Debtors
99.7           Summary of Possible Sales Tax Exposure
99.8           Schedule of Collateral Values
99.9           Projections and accompanying footnotes
99.10          Liquidation Analysis